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Exhibit 10.6

SUMMARY OF BOARD COMPENSATION

        On April 22, 2008, the Board of Directors (the "Board") of Power-One, Inc. (the "Company") approved the current director compensation policy for members of the Board who are not also employees of the Company (the "Non-Employee Directors"). Non-Employee Directors receive compensation for their services on the Board and its related Committees as follows:

CASH COMPENSATION

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Annual retainer: $20,000.

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Supplemental annual retainers:
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Non-Executive Chair of the Board—$30,000.
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Chair of the Audit Committee—$15,000.
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Chair of any other Committee—$5,000.

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Meeting fees paid for attendance at Board or Committee meetings:
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In person—$3,000/day.
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Telephonic Meetings—$1,000/day for meetings over two hours that involve substantial time and preparation.
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Only one daily meeting fee is paid on days when multiple meetings of separate Committees, or Committee(s) and the Board are held on the same day.

EQUITY COMPENSATION

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Newly-elected Directors—One-time initial restricted stock unit award of 12,000 stock units on the date of election to the Board. This restricted stock unit award vests in equal portions of 33 1/3% in each of the three years following the grant date on the earlier of (i) the anniversary of the date of grant in that year, or (ii) the date of the annual meeting of stockholders in that year. This restricted stock unit award will be paid in shares of the Company's common stock upon vesting.

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Existing Directors who have served for at least 180 days—Annual restricted stock unit award of 4,000 stock units (10,000 restricted stock units for our Non-Executive Chair of the Board). This restricted stock unit award vests in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the next annual meeting of stockholders following the date of grant. This restricted stock unit award will be paid in shares of the Company's common stock upon vesting.

        In addition, the Company also reimburses Non-Employee Directors for reasonable out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

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  Exhibit 10.6
SUMMARY OF BOARD COMPENSATION